SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

——————

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 22, 2005

Date of earliest event reported

VIDEO WITHOUT BOUNDARIES, INC.

(Exact name of registrant as specified in its charter)

Florida	0-31497	65-1001686
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

888 East Las Olas Boulevard, Suite 710, Fort Lauderdale, FL 33304

(Address of principal executive offices, including zip code)

(954) 527-7780

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.

01  Changes in Registrant's Certifying Accountant.

On February 22, 2005, the Registrant advised its certifying accountant for the fiscal years ended December 31, 2003 and December 31, 2002, Norman Stumacher (“NS”) that the Registrant’s Board of Directors had decided to dismiss such firm as of such date and to engage Berkovits, Lago & Company, LLP (“BLC”) as of such date as the Registrant’s certifying accountant for the fiscal year ending December 31, 2004. Such decision was approved by the Registrant’s Board of Directors.

During the Registrant’s two most recent fiscal years and any subsequent period preceding the date of dismissal, there were no disagreements between the Registrant and NS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of NS, would have caused NS to make reference thereto in connection with their report to the subject matter of the disagreements. The accountants’ report on the financial statements of the Registrant for the fiscal years ended December 31, 2003 and 2002 contained within the Registrant’s Form 10-KSB for the fiscal year ended December 31, 2003 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty or audit scope or accounting principles, except to express doubt as to the Registrant’s ability to continue as a going concern.

We have not, during our two most recent fiscal years and any subsequent interim period prior to engaging BLC, consulted with BLC regarding: (I) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that BLC concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event.

The Registrant was recently advised by the NASDAQ Stock Market, Listing Qualifications Department, that its common stock would be delisted from the OTCBB effective the opening of business on Wednesday, February 23, 2005 due to the Registrant’s Form 10-KSB for the fiscal year ended December 31, 2003 not being deemed timely filed with the Securities and Exchange Commission (“SEC”) as a result of NS issuing an auditor’s report for such time period while not registered with the Public Company Accounting Oversight Board (“PCAOB”) at the time such filing was effected with the SEC. The Registrant has been further recently advised that the PCAOB has rejected NS’s application for registration with the PCAOB. Accordingly, BLC is also being retained to reaudit the Registrant’s fiscal year ended December 31, 2003. The Registrant plans to file a Form 10-KSB/A for the fiscal year ending December 31, 2003 with the SEC as soon as practicable following the conclusion of such reaudit by BLC and to then reapply for listing on the OTCBB. In the interim, the Registrant’s common stock will be listed on the pink sheets under the symbol VDWB.

Item 9.01

Financial Statement and Exhibits.

(a)

Financial Statement - Not Applicable

(b)

Pro-forma Financial Information - Not Applicable

(c)

Exhibits - Exhibit 16.1 Letter from Norman Stumacher to the Securities and Exchange Commission dated February 22, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIDEO WITHOUT BOUNDARIES, INC.

By:	/s/ JEFFREY HARRELL
Jeffrey Harrell, Chief Executive Officer

Dated: February 22, 2005

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